Exhibit 99.2

2015 Fourth-Quarter and Fiscal Year Performance March 15, 2016 Financial Results and Company Highlights

Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those “Risk factors” in our annual report on Form 10-K, for the fiscal year ended February 1, 2015 and to the Form 10-K for the fiscal year ended January 31, 2016 expected to be filed within approximately one week and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share and Free Cash Flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

FY’15 Execution Highlights Strategic and Disciplined Execution 1 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth 2 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs Note: “VPY” denotes Versus Prior Year +6% Sales Growth Versus Prior Year (“VPY”) +13% Adjusted EBITDA Growth VPY 2.2x Operating Leverage1 +93% Adjusted Net Income per Diluted Share Growth VPY +300 to +400 Basis Points Versus Market Growth Estimate2 +70 Basis Points Gross Margin Improvement VPY $336M Free Cash Flow +91% VPY 4.6x Net Debt/Adjusted EBITDA ~1.5x Reduction VPY

Q4’15 Execution Highlights Strategic and Disciplined Execution 1 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth 2 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs Note: “VPY” denotes Versus Prior Year +7% Sales Growth Versus Prior Year (“VPY”) +8% Adjusted EBITDA Growth VPY 1.1x Operating Leverage1 $0.27 Adjusted Net Income per Diluted Share +$0.24 increase VPY +300 to +400 Basis Points Versus Market Growth Estimate2 +50 Basis Points Gross Margin Improvement VPY Reversal of Valuation Allowance on Net Deferred Tax Assets

FY'15 Execution Examples

HD SUPPLY

HD SUPPLY FACILITIES MAINTENANCE

- ✓ **+100 Customer Facing Associates**
- ✓ **55% e-Commerce** Penetration, **+5 Pts** VPY
- ✓ **15% Proprietary Brand** Penetration, **+1 Pt** VPY
- ✓ **13% Property Improvement** Penetration, **+1 Pt** VPY
- ✓ **Aligned Senior Leadership**

HD SUPPLY WATERWORKS

- ✓ **+130 Customer Facing Associates**
- ✓ **+80% National Account Growth** VPY
- ✓ **~420 Sales and Ops. Associates Trained** (15% of Waterworks Associates)
- ✓ **10% Reduction in Reportable Injuries**
- ✓ Customer-centric **IT Enhancements**

HD SUPPLY CONSTRUCTION & INDUSTRIAL

- ✓ **+70 Customer Facing Associates**
- ✓ **74% of Branches Double-Digit Adj. EBITDA %, +12 Pts** VPY
- ✓ **+15% Sales** VPY in **Top Performing Region**
- ✓ **Career Development** and **Training Programs**
- ✓ **+7% Sales** VPY in **Canada**[1]

HD SUPPLY

- ✓ **Sale of Power Solutions**
- ✓ **Enhanced Capital Structure…** Debt and Interest Rate Reduction
- ✓ **Moody's and S&P Credit Upgrades**
- ✓ **Planned HD Supply Leadership Development Center**

[1] *Constant Currency Basis*

Controllable Execution

HD SUPPLY

5

’16 Execution Imperatives Invest in Five (5) Growth Plays to Deliver Growth in Excess of Market Sell More to Existing Customers (i.e., Share of Wallet) Introduce New Products and Services Expand the Channels to Reach Our Customers (e.g., Internet, Catalog, Mobility) Acquire New Customers Enter New Geographies (i.e., Open New Locations) Deliver Operating Leverage Execute Category Management Save as We Grow Generate Cash Accelerate Debt Reduction Disciplined People, Thought and Action

Topics of Recent Investor Interest Focused on Controllable Execution Topic Consideration Financial Leverage Capital Structure Optionality End Markets Scenario Planning Cash Flow Characteristics Oil and Gas Flint, Michigan Weather 4.6x Net Debt / Adjusted EBITDA 1.5x VPY $1B 11.5% Unsecured Notes in Focus FM: 60% of HDS FY’15 Adjusted EBITDA Relevant Experience and Execution Levers ~$2B FCF ’07 – ’10 and Enhanced Business Mix Consistent with ’15 Expectations No Incremental Near-term Demand Opportunity Marginal Benefit in Q4’15

Q4’15 Financial Results $1,543M $1,648M +7% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $507M $551M 32.9% 33.4% $155M $167M $120M $130M 10.0% 10.1% 7.9% +9% +50 BPs +10 BPs +8% ($ in millions, except per share data) $7M $55M +8% Net Sales 1 See appendix slides 27 and 28 for a reconciliation of Adjusted EBITDA and Adjusted Net Income (Loss) to Net Income (Loss) 2 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 3 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth Note: “VPY” denotes Versus Prior Year Q4’14 Adj. EBITDA1 VPY Adj. Net Income1 7.8% +10 BPs Q4’15 $0.03 $0.27 +$0.24 Per Diluted Share +$105M nm 300 to 400 Basis Points in Excess of Market Growth Estimate2 +50 Basis Points Gross Margin Improvement VPY +8% Adjusted EBITDA Growth VPY 1.1x Operating Leverage3 Focused on Controllable Execution

Q4'15 and FY'15 Segment Results

HD SUPPLY

($ in millions)

	HD SUPPLY FACILITIES MAINTENANCE		HD SUPPLY WATERWORKS		HD SUPPLY CONSTRUCTION & INDUSTRIAL	

Net Sales



$606M
$2,690M
$533M
$2,510M
$399M
$1,733M
Q4'15
FY'15
Q4'15
FY'15
Q4'15
FY'15

	Q4'15	FY'15	Q4'15	FY'15	Q4'15	FY'15
Sales Growth	*+8%*	*+7%*	*+3%*	*+3%*	*+12%*	*+10%*
Adj. EBITDA	$102M	$529M	$41M	$222M	$30M	$160M
% Growth	*(2%)*	*+8%*	*+14%*	*+12%*	*+50%*	*+38%*
Op. Leverage	nm	1.1x	4.2x	3.6x	4.1x	3.6x

Broad Based Strength

HD SUPPLY

9

Valuation Allowance and Taxes

HDSUPPLY

Valuation Allowance

- **Reversed ~$1B Valuation Allowance on Deferred Tax Assets**
- Reversal Determined **Based on Recent Performance and Future Earnings Projections… "More Likely than Not" to Realize the Majority of Deferred Tax Assets**
- **$930M Net Tax Benefit in Q4'15 Reflects Usage** of Portion of Net Operating Loss Carryforward **Associated with Income Taxes Payable for 2015**

Tax Considerations

- **~$2B Gross Federal Net Operating Loss Carryforward as of FYE'15**
  - **~$800M Tax-Affected Federal and State NOLs[1]**
- **Cash Taxes**
  - **$16M in FY'15[2]**
  - **$15M to $25M in FY'16**
- **GAAP Tax Rate Expected to Normalize at ~39% in FY'16**

[1] *In 2014, we experienced an "ownership change" as defined in Section 382 of the Internal Revenue Code of 1985, as amended. For a discussion of the risk of a change of control on our tax net operating losses, see the risk factor entitled "Our NOL carryforwards could be limited if we experience an ownership change as defined in the Internal Revenue Code" in our Form 10-K for the fiscal year ended February 1, 2015*

[2] *Excludes the impact of any discrete events*

Momentum

HDSUPPLY

10

Capital Structure and Free Cash Flow $4.0B Net Debt at the End of Q4’15 4.6x Net Debt to Adjusted EBITDA Ratio 1.5x Versus FY’14 $336M Free Cash Flow1 in FY’15, +91% VPY $25M Capital Expenditures in Q4’15 $86M FY’15 1.2% of Sales in FY’15 1.3% – 1.4% of Sales in FY’16 Evolution to SG&A Expense Versus Capex $4.0B Net Debt FYE’15 Debt Balances Net Debt Less Cash Total Gross Debt Facility Maturity Interest Rate2 Sec. ABL 6/28/18 – n/a Sec. 1st Lien Notes 12/15/21 5.25% 12/15/17 Unsec. Sr. Notes 7/15/20 11.5% 10/15/16 Unsec. Sr. Notes 7/15/20 7.5% 10/15/16 Soft Call Date3 1 GAAP free cash flow from operating activities less capital expenditures 2 Represents the stated rate of interest, without including the effect of discounts or premiums 3 Subject to applicable redemption price terms 4 Represents the unamortized portion of discounts and deferred financing costs ($ in millions, unless otherwise noted) Sec. Term Loan 8/13/21 3.75% now Less Discount4 Less Deferred Debt Costs4 Total Gross Debt $4,042 (269) $4,373 Balance $– 1,250 1,000 1,275 848 (11) (51) $4,311

Q4’15 Monthly Organic Average Daily Sales (%) +7% Q4’15 Average Daily Sales Growth +9% Preliminary February Average Daily Sales Growth 1 Adjusted for Acquisitions and Divestitures Note: “VPY” denotes Versus Prior Year 6.3% (0.9%) 8.6% 8.8% Feb. 9.5% 6.4% 12.2% 12.2% ’15 Selling Days 24 20 19 7.8% 17.4% Facilities Maintenance Waterworks Construction & Industrial (Preliminary) 6.0% 11.4% 4.1% 7.4% 3.9% 10.4% 18 8.5% 4.7% Nov. Dec. Jan. Prior Year $608M $520M $506M HD Supply Net Sales $534M 8.3% 9.2% ’14 Selling Days 24 20 19 18 Q4’15 2.9% 3.3% 13.4% $478M 7.3% 12.3% 13.4% $583M 7.0% 9.1% 11.8% $456M 7.5% 7.4% 15.0% $504M HD Supply Average Daily Sales Growth VPY1 ’16 Selling Days 23 20 20 18 Current Year

+14% +9% +8% +5% Q1’16 Guidance 7% and 12% Sales and Adjusted EBITDA Growth, Respectively at Midpoint of Guidance Ranges $1,860M $1,810M $188M $1,722M $215M $205M VPY Q1’15 Q1’16 Q1’15 Q1’16 Q1’16 Net Sales Adj. EBITDA Adj. Net Income Per Diluted Share1 VPY 1 Q1’16 Adjusted Net Income per Share range assumes a fully diluted weighted average share count of 201 million Note: “VPY” denotes Versus Prior Year $0.50 $0.45 VPY ($ in millions, except per share amounts) $0.25 . . . . Q1’15 +102% +82% Midpoint $1,835M +7% $210M +12% $0.48 +92%

 FY’16 End Market Preliminary Outlook ~3% End Market Growth for FY’16 (Approximate End Market Exposure1) Residential Construction Water Infrastructure “Living Space” MRO Primary End Market Non- Residential Construction ~3% FY’16 End Market Estimates1 1% to 2% Current View as of Mar. ’16  Mid-Single Digit Low Single Digits to  Low Single Digits 1 Management estimate; market estimate is management estimate of the growth of our end markets based on multiple quantitative and qualitative inputs  Mid-Single Digit DC-Based Branch-Based

FY'16 Operating Leverage Framework

HDSUPPLY

Illustrative


End Market Growth
~3%
HDS Market Growth[1]
+
Controllable Execution
~300 BPs
Above Market Growth[2]
=
Illustrative Adj. EBITDA Growth
6%
Above Market Growth
HDS Market Growth
2.0x
1.5x
12%
9%
Annual Net Sales Growth[1,2]
Operating Leverage Target[2,3]
Adjusted EBITDA Growth

[1] Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs
[2] Long-term average growth target based on management estimates and projections
[3] Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections.
Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K for the fiscal year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

1.5x to 2.0x FY'16 Operating Leverage Target;
9% to 12% Implied FY'16 Adjusted EBITDA Growth

HDSUPPLY

15

FY'16 Free Cash Flow Framework

HDSUPPLY

Illustrative

Illustrative Adj. EBITDA Growth



12%
9%
2.0x
1.5x
6%
Above Market Growth
HDS Market Growth
Annual Net Sales Growth[1, 2]
Operating Leverage Target[2,3]
Adjusted EBITDA Growth

FY'16 Adjusted EBITDA:

Less:

Change in NWC	**~15%** of Annual Net Sales Growth
Capex	**1.3% - 1.4%** of Annual Net Sales
Cash Interest	**~$325M**
Cash Taxes	**$15M - $25M**
Free Cash Flow (i.e. Cash Flow from Operating Activities – Capex)	**~$425M - $475M**

[1] Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs
[2] Long-term average growth target based on management estimates and projections.
[3] Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections.
Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K for the fiscal year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

Building Free Cash Flow Momentum

HDSUPPLY

16

HD Supply Outlook Summary Focused on Controllable Execution Q1’16 FY’16 +7% Net Sales Growth VPY at Midpoint of Range +12% Adjusted EBITDA Growth VPY at Midpoint of Range +92% Adjusted Net Income per Diluted Share Increase VPY at Midpoint of Range 201M Diluted Share Count ~3% End Market Growth Estimate1 ~300 Basis Points of Growth in Excess of Market Estimate2 1.5x to 2.0x Operating Leverage3 Range Illustrative 1 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 2 Long-term average growth target based on management estimates and projections. 3 Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections. Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our Form 10-K for the fiscal year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

Q&A We Supply the Products and Services to Build Your City and Keep it Running

Concluding Remarks Solid FY’15 Performance +6% Sales Growth VPY +13% Adjusted EBITDA Growth VPY +93% Adjusted Net Income per Diluted Share Growth VPY Focused on Controllable Execution Despite Uncontrollable Environment Disciplined People, Thought and Action as One Team Hard Work  Get Better and Faster with Focused Execution Controllable Execution Note: “VPY” Denotes Versus Prior Year

Appendix

Illustrative Adjusted EPS Calculation

HD SUPPLY

($ in millions, except per share data)

Illustrative

	Actual	Estimates				
	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	FY'16
Adjusted EBITDA	$167M	TBD	TBD	TBD	TBD	TBD
(-) Depreciation and Amortization[1]	($28M)	(~30)	(~30)	(~30)	(~30)	($110M – $120M)
(+) Amortization of Acquired Intangibles	$4M	~4	~3	~4	~4	~$15M
(-) Interest Expense (GAAP)	($83M)	(~82)	(~82)	(~81)	(~81)	~($325M)
(-) Cash Income Taxes	($2M)	(~5)	(~5)	(~5)	(~5)	($15M – $25M)
(-) Stock-based Compensation	($2M)	(~5)	(~5)	(~5)	(~5)	(~$20M)
= Adjusted Net Income	$55M	TBD	TBD	TBD	TBD	TBD
÷ Diluted Shares Outstanding[2]	~201M	~201	~201	~201	~201	~201M
= Adjusted Net Income per Diluted Share	$0.27	TBD	TBD	TBD	TBD	TBD

[1] *Includes Amounts Recorded Within Cost of Sales*
[2] *Weighted Average Diluted Shares Outstanding Based on Management Estimates*
Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K for the year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

Illustrative Adjusted EPS Calculation

HD SUPPLY 21

HD Supply **Proprietary** and **Confidential**

Monthly Net Sales ($) $520M Preliminary February ’16 Sales FY’15 Facil. Maint. Waterworks Const. & Ind. ’16 Selling Days ’15 Selling Days ’14 Selling Days FY’16 ($ in millions) HD Supply Net Sales $478M $529M $715M $580M $638M $788M $646M $605M $761M $534M $506M $608M $520M $181 $198 $256 $208 $234 $291 $237 $215 $264 $187 $184 $235 $198 $151 $172 $247 $204 $221 $277 $227 $211 $267 $182 $163 $188 $160 $115 $124 $168 $132 $146 $177 $146 $141 $185 $129 $123 $147 $129 20 20 25 20 19 24 20 19 25 18 20 23 20 20 20 25 19 20 24 20 19 25 18 19 24 20 20 20 25 19 20 24 20 19 25 18 19 24 20 (Preliminary) Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. Dec. Jan. Feb.

Average Daily Sales – Organic (VPY%) HD Supply Organic Average Daily Sales Growth VPY1 +7% Organic Average Daily Sales Growth in Q4’15 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days Note: “VPY” denotes Versus Prior Year Facil. Maint. Waterworks Const. & Ind. (Preliminary) Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. Dec. Jan. Feb. 4.7% 5.8% 5.7% 6.1% 5.1% 8.4% 5.9% 4.8% 4.8% 6.0% 11.4% 4.1% ’16 Selling Days ’15 Selling Days ’14 Selling Days 20 20 25 20 19 24 20 19 25 18 20 23 20 20 20 25 19 20 24 20 19 25 18 19 24 20 20 20 25 19 20 24 20 19 25 18 19 24 20 8.8% 2.9% 7.7% 4.7% 7.1% 7.0% 6.6% 9.1% 9.0% 7.3% 7.4% 12.2% 6.3% 9.5% 3.3% 2.4% 4.5% 3.6% 1.0% 10.9% 2.5% -0.1% 1.5% 3.9% 7.8% -0.9% 6.4% 13.4% 9.7% 11.9% 9.1% 10.2% 10.3% 8.3% 8.9% 8.3% 10.4% 17.4% 8.6% 12.2% FY’15 FY’16

Average Daily Sales – Organic1 (VPY%) +6% Organic Average Daily Sales Growth in FY’15 1 Adjusted for Acquisitions, Divestitures, and Selling Days Note: “VPY” Denotes Versus Prior Year (VPY%) Selling Days Facil. Maintenance Waterworks Construction & Industrial HD Supply 11.2% 5.0% 15.2% 8.7% 253 65 9.3% -5.4% 6.3% 1.3% 63 8.6% 8.5% 12.1% 8.0% 64 13.5% 3.5% 18.3% 9.8% 61 13.8% 15.0% 24.8% 16.6% Facil. Maintenance Waterworks Construction & Industrial HD Supply Selling Days 12.3% 11.0% 16.9% 12.9% 258 13.7% 17.1% 22.1% 16.5% 65 11.4% 6.3% 18.8% 11.0% 63 14.5% 12.8% 14.4% 13.9% 64 10.1% 9.3% 13.2% 10.8% 66 Facil. Maintenance Waterworks HD Supply Selling Days 7.5% 8.2% 11.3% 9.3% 253 Construction & Industrial 9.6% 8.2% 15.7% 11.4% 65 9.4% 9.5% 9.1% 10.0% 63 64 3.9% 10.6% 10.3% 8.2% 6.9% 3.3% 10.3% 7.2% 61 Facil. Maintenance Waterworks HD Supply Selling Days 7.7% 5.4% 9.9% 7.4% 65 Construction & Industrial 7.5% 10.6% 15.3% 9.9% 63 8.2% 9.8% 15.7% 10.3% 64 7.3% 9.8% 13.4% 8.7% 61 7.7% 9.0% 13.7% 9.1% 253 FY Q1 Q2 Q3 Q4 Facil. Maintenance Waterworks HD Supply Selling Days 5.1% 3.4% 11.5% 5.5% 65 Construction & Industrial 2011 2012 2013 2014 2015 6.9% 5.6% 9.9% 6.7% 63 8.5% 1.4% 8.5% 5.1% 64 8.2% 3.3% 12.1% 6.8% 61 7.2% 3.4% 10.4% 6.0% 253

Operating Leverage1 2.2x Operating Leverage in FY’15 (VPY) 1 Operating Leverage is Defined as Adjusted EBITDA Growth Divided by Adjusted Net Sales Growth (adjusted for the 53rd Week in fiscal 2012) Not Meaningful (“nm”) when Sales Growth is Negative and when Prior Period Adjusted EBITDA is Negative. Note: “VPY” Denotes Versus Prior Year 1.1x 2.8x nm 3.1x 1.3x 3.6x nm 2.2x 1.2x nm nm 13.3x 1.5x 1.3x nm 2.8x Facil. Maintenance Waterworks Construction & Industrial HD Supply 0.7x 2.5x 6.2x 2.2x 1.4x 1.7x 8.7x 2.6x 1.3x 1.8x nm 3.3x 1.3x 1.7x nm 2.6x 1.2x 2.9x 6.5x 2.4x Facil. Maintenance Waterworks Construction & Industrial HD Supply 1.6x 1.0x 4.6x 2.4x 2.7x 3.7x 7.7x 4.2x 1.6x 2.4x 3.5x 2.0x 1.4x 2.7x 4.2x 2.0x 1.3x 2.0x 3.8x 1.6x Facil. Maintenance Waterworks HD Supply Construction & Industrial HD Supply 1.6x 2.1x 1.9x 1.5x 1.2x 1.5x 5.4x 2.4x 1.5x 1.3x 1.9x 1.7x Facil. Maintenance Waterworks HD Supply Construction & Industrial 2.0x 1.7x 1.7x 1.7x 2.1x 2.0x 3.2x 2.3x 1.7x 1.6x 2.5x 2.0x FY Q1 Q2 Q3 Q4 2011 2012 2013 2014 2015 2.3x 2.9x 4.2x 2.4x Facil. Maintenance Waterworks HD Supply Construction & Industrial 1.8x 2.8x 2.9x 2.3x 0.8x 6.7x 4.0x 3.0x (0.2x) 4.2x 4.1x 1.1x 1.1x 3.6x 3.6x 2.2x

C&I Historical Performance (including Brafasco)

HD SUPPLY CONSTRUCTION & INDUSTRIAL WHITE CAP

($ in millions)

		Q1	Q2	Q3	Q4	FY
2011						
	Sales	$235M	$277M	$298M	$252M	**$1,062M**
	Adjusted EBITDA	($1M)	$9M	$15M	$2M	**$25M**
	Selling Days	65	63	64	61	253
2012[1]						
	Sales	$287M	$329M	$341M	$309M	**$1,266M**
	Adjusted EBITDA	$9M	$20M	$25M	$9M	**$63M**
	Selling Days	65	63	64	66	258
2013						
	Sales	$332M	$359M	$376M	$314M	**$1,381M**
	Adjusted EBITDA	$15M	$27M	$30M	$14M	**$86M**
	Selling Days	65	63	64	61	253
2014						
	Sales	$365M	$414M	$435M	$356M	**$1,570M**
	Adjusted EBITDA	$23M	$35M	$38M	$20M	**$116M**
	Selling Days	65	63	64	61	253
2015						
	Sales	$407M	$455M	$472M	$399M	**$1,733M**
	Adjusted EBITDA	$34M	$45M	$51M	$30M	**$160M**
	Selling Days	65	63	64	61	253

[1] 2012 includes $23M and $1M in Net Sales and Adjusted EBITDA, respectively, for the 53rd week

Revised C&I to Include Brafasco

HD SUPPLY

26

HD Supply **Proprietary** and **Confidential**

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA ($ in millions) 1 Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations. 2 During the three months and fiscal year ended January 31, 2016, the Company recorded a $1,007 million tax benefit for the release of substantially all of its deferred tax asset valuation allowance. During the fiscal year ended January 31, 2016, the Company recorded a reduction in unrecognized tax benefits as a result of IRS and state audit settlements. 3 Represents severance, relocation costs, and other costs incurred to strategically align the Company’s workforce. 4 Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the cost of debt modification. 5 Represents the costs expensed in connection with secondary offerings of the Company’s common stock by certain of the Company’s stockholders. Fiscal Year Ended Three Months Ended January 31, 2016 February 1, 2015 January 31, 2016 February 1, 2015 Net income (loss) $ 1,472 $ 3 $ 871 $ (93) Less income (loss) from discontinued operations, net of tax 146 45 (106) 9 Income (loss) from continuing operations 1,326 (42) 977 (102) Interest expense, net 394 462 83 115 Depreciation and amortization (1) 116 186 28 30 Provision (benefit) for income taxes (2) (1,085) 42 (930) 1 Stock - based compensation 16 17 2 5 Restructuring charges (3) 10 6 6 — Loss on extinguishment & modification of debt (4) 100 108 — 106 Costs related to public offering (5) 1 2 — — Other — (6) 1 — Adjusted EBITDA $ 878 $ 775 $ 167 $ 155

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income

HDSUPPLY

($ in millions, except share and per share amounts)

	Fiscal Year Ended		Three Months Ended	
	January 31, 2016	February 1, 2015	January 31, 2016	February 1, 2015
Net income (loss)	**$ 1,472**	$ 3	**$ 871**	$ (93)
Less income (loss) from discontinued operations, net of tax	**146**	45	**(106)**	9
Income (loss) from continuing operations	**1,326**	(42)	**977**	(102)
Provision (benefit) for income taxes [(1)]	**(1,085)**	42	**(930)**	1
Cash paid for income taxes	**(16)**	(12)	**(2)**	(2)
Amortization of acquisition-related intangible assets (other than software)	**15**	80	**4**	4
Restructuring charges [(2)]	**10**	6	**6**	—
Loss on extinguishment & modification of debt [(3)]	**100**	108	**—**	106
Costs related to public offering [(4)]	**1**	2	**—**	—
Other	**—**	(5)	**—**	—
Adjusted net income	**$ 351**	$ 179	**$ 55**	$ 7
Weighted average common shares outstanding (in thousands)				
Basic	**197,011**	193,962	**198,276**	194,429
Diluted	**201,308**	199,842	**201,156**	200,294
Adjusted Net Income Per Share - Basic	**$1.78**	$0.92	**$0.28**	$0.04
Adjusted Net Income Per Share - Diluted	**$1.74**	$0.90	**$0.27**	$0.03

[1] During the three months and fiscal year ended January 31, 2016, the Company recorded a $1,007 million tax benefit for the release of substantially all of its deferred tax asset valuation allowance. During the fiscal year ended January 31, 2016, the Company recorded a reduction in unrecognized tax benefits as a result of IRS and state audit settlements.
[2] Represents severance, relocation costs, and other costs incurred to strategically align the Company's workforce.
[3] Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the costs of debt modification.
[4] Represents the costs expensed in connection with secondary offerings of the Company's common stock by certain of the Company's stockholders

HDSUPPLY
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